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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (date of earliest event reported): April 20, 2005
                                                          ---------------



                               THE LTV CORPORATION
                               -------------------
               (Exact Name of Registrant as Specified in Charter)



          Delaware                      1-4368                  75-1070950
          --------                      ------                  ----------
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)

    5800 Lombardo Center, Suite 155, Seven Hills, Ohio                44131
    --------------------------------------------------                -----
         (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (216) 642-7100
                                                           ---------------


          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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         ITEM 8.01.  OTHER EVENTS.

         As previously disclosed, on December 29, 2000 The LTV Corporation and 48 of its wholly owned subsidiaries (the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the federal Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division (the "Bankruptcy Court"). On April 19, 2005, the Debtors submitted to the Bankruptcy Court their Operating Report for the period ended March 31, 2005 a copy of which is attached hereto as Exhibit 99.1.

         ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

         99.1 Operating Report for the period ended March 31, 2005 for LTV Integrated Steel Business as filed with the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division



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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              THE LTV CORPORATION


                                              By: /s/  Glenn J. Moran
                                                  -----------------------------
         Date: April 20, 2005                     Name: Glenn J. Moran
                                                  Title: Chief Executive Officer